SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

HPC POS SYSTEM, CORP.
NEVADA	333-149188		26-0857573
(State or other	(Commission File No.)	     (IRS Employer
jurisdiction)	incorporation) 		Identification No.

c/o House of Mohan Corporation
6605 13th Place, N.W., Washington, D.C.	20012
(Address of principal executive officers)	(Zip Code)

202-397-2435
(Registrants telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 [CFR 240.13e-4(c))

Section 8 Other Events Item type 4.01 filing.

HPC POS SYSTEM, CORP (HPC) is submitting a 4.01 filing in response to a letter received on November 6, 2012, from the Staff Accountant, Division of Corporation Finance at the U.S. Securities & Exchange Commission. The letter made reference and comments on HPCs 8K filed on October 19, 2012, which reported the company independent accountant had resigned.

The letter also directed HPC to provide an amendment in response to the 8-K/A filed on October 19, 2012 in accordance to 304(a) (l) (ii) of Regulation S K, which requires a statement whether the accountant's reports on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles; and a description of the nature of each such adverse opinion, disclaimer of opinion, modification or qualification.

It is our opinion that there are no concerns on whether disclosure includes any uncertainty regarding the ability to continue as a going concern in the accountant's reports for the past two year ending for 10-Ks filed for September 30, 2010 and September 30, 2011.

Attached please see Exhibit 16 letter from the former accountants staffing on whether the accountant agrees with the statements made in our 8-K filed on October 19, 2012.

The Independent Accountant did not agree to our statement as filed in HPCs
 October 19, 2012 8-K.

In summary, Mr. ONeal quoted; Our resignation was based upon the fact that Mr. Coles provided us evidence that previous representations made by him were inaccurate and we determined that we could no longer rely upon his representation of facts.

The former Independent Account but not cite the financial statements for either of the past two years contained an adverse or a disclaimer of opinion or was qualified or modified as to uncertainty for the 10-Ks filed for September 30, 2010 and September 30, 2011.

With respect to the 8-K filed on October 4, 2012 it was filed at the advice of the outside independent accountant who represented PMB, and had no accumulative material adverse effect on the financial statements filed as 10-K for September 30, 2010 and September 30, 2011.

Notwithstanding the Accountant's, position was proactive to establish a notice to the public on pending concerns on the disclosure of new debt transactions depending from 2009 up to the end of 2011, that HPC must filed an 8-K.

During those two reporting periods, the controlling management was represented by the following individuals:

Board of Directors:

Name	Title
1. Melvin W. Coles 	President, CEO, CFO, principal accounting officer
		                                  and Chairman
2. Bonnie B. Coles 	Secretary
3. Deborah D. Colley 	Treasurer
4. Ricardo H. Richardson 	Vice President (resigned on March 2, 2011)

Consultants appointed:

1. Gary B. Wolff our outside counsel, (d) JW Financial, LLC is controlled by J. Scott Watkins. Neither JW Financial, LLC nor Mr. Watkins is a broker-dealer or an affiliate of a broker-dealer.

2. Edward Heil, who assisted Gary B. Wolff in helping the Company stay current in its filings.

3. PMB Helin Donovan, LLP, represented by Thomas M. O'Neal, the Auditor was introduced to HPC by Gray B. Wolff and later appointed by HPC.

The reasons why Mr. Coles did not authorize the filing of the June 30, 2012 10-Q, was based on the premise that two loans made to the HPC were legitimate promissory notes not assigned correctly in the first quarter 10-Q ending on December 30, 2011, and repeated as a statement on March, 30, 2012 10-Q, and the necessary adjustments were required for the third quarter 10-Q for September 30, 2011 to properly report the notes and changes on the financial and disclosure statements.

With respect to the statement in the Exhibit 16, Letter from the Independent Accountant, as quoted by Mr. ONeal; On October 6, 2012, Melvin Coles provided us with copies of three convertible notes payable executed in the name of the House of Mohan of significant amount. The note in question was the third Convertible Note presented to determine if there was any ownership of the debt, which could or should be applied to the financial statements as adjustment and to disclosure statements.

After the resignation of PMB, the existing management of HPC conducted a review of the pending debt as requested in a resolution executed by HPC. The purpose of the review was to establish supporting information on each note to determine if any or any amounts of the promissory convertible notes should be assumed by HPC as a payable.

It was discovered that out of the three (3) promissory notes presented, two were misrepresented in the form of being incorrectly assigned as a notes, but loan amounts were properly accounted for in the financial statements in the December 30, 2011 10-Q. The remaining note was not a business transaction assignable to HPC and not accepted by HPC management.

In support of the finding there were cash deposits using specific dollar amounts of money acquired by Mr. Coles as loans to House of Mohan
Corporation in care of HPC. The deposits were properly recorded and accounted for on the Journal Ledger provided to PMB for the l0-Q(s) as entries from bank statements produced in the first Quarter reporting period (October 1, 2011 to December 31, 2011).

HPC also believes that the 8-K filed on October 19, 2012, reflects the position of PMBs discontent and disinterest in continuing as the company's independent accounting firm because of an apparent misrepresentation of financial information provided prior to October 6, 2012, was demonstrated when HPC requested an accountant file of financial data for QuickBooks used to produce HPCs financial statement, Mr. O?Neal?s email to Mr. Coles a quest for an advance payment of ($15,000.00) as a requirement to provide the data file, knowing that HPC had funding issues at that time making the request not possible.

Therefore, we reserve the opinion that the only revisions accordingly required as an amendment to the 8-K filed on October 19, 2012, is to add Exhibit 16, as the letter from the former accountants as stated above whether the accountant agreed with the statements made as an amendment to 8-Ks filed regarding
PMB's resignation and that there are no notations provided in the Accountant letter indicating any misrepresentation existing on financial statements for the previous two years of 10-Ks filed for September 30, 2010 and September 30, 2011, reporting periods.

For the reporting period of September 30, 2010 and 2011, regarding 10-K filed the auditing practices and method whereby the outside independent accounting firm PMB obtain financial information from the company, was considered to be adequate for internal practice to create unaudited financial statements. There are no concerns and/or disagreement with the accuracy with prior 10-K filings.

HPC has implement changes in our internal accounting procedures based on the prevailing changes in consultant services to improved our methods of supplying internal financial information to third parties, which could cause the misrepresentation of disbursements or the transposing or incorrect assignment of transactions to minimalize the errors previously encounter.

The measured implement should help when HPC engages with new outside consultants representing HPC in presenting financial information and in the preparation of reporting data from business operations, which could be interpreted as an adverse material event, if not properly recorded on HPCs filing.

We do agree the disclosures requirement under Item 304(a) (l) (iv) and (v) of Regulation S -K, disclosure regarding the misrepresentation of financial information is a reportable event.

Once HPCs internal investigation was completed the potential unrecorded debt was in our opinion minimized.

The Company?s Independent Accountant could have helped to made the process easily resolved by working with HPC as a responsible partner to provide disclosure and transparency to the general public in the form of a 10-K. Before requesting HPC to file the 4.01 8 K, PMB should had conducted a review of the information provided, instant of issuing an ultimatum that HPC file an 8-K acknowledging a misrepresentation of financial information, which precipitated the initiative for PMB to justify their resignation and forcing HPC into filing the 8-K as a 4.01, Changes in Registrants Certifying Accounting firm for HPC.

HPC is in engaged in negotiations with a new independent accountant which we believe will be appointed within the next 10 business days from the date of this 8-K/A filing to provide the resources to submit a 10-K in order to maintain it current reporting status, and support the delivery of the audited financial statements as required for the year-end fourth quarter reports due on or before December 29, 2012 as required.


Item 9.01 Financial Statements and Exhibits.

Exhibits -None

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

November 13, 2012

HPC POS SYSTEM, CORP.

(Registrant)

/s/ Melvin W. Coles

By: MELVIN W. COLES, PRESIDENT